THE ADVISORS' INNER CIRCLE FUND
                       THE HANCOCK HORIZON FAMILY OF FUNDS

                               AMENDED SCHEDULE A
                         LAST AMENDED AUGUST 12, 2008 TO
                  SHAREHOLDER SERVICES PLAN DATED MAY 31, 2000

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FUND                                                           CLASS OF SHARES                  SHAREHOLDER SERVICE FEE
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
Treasury Securities Money Market Fund                          Class A Shares                            0.25%
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                                                      Institutional Sweep Class Shares                   0.25%
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Strategic Income Bond Fund                                     Class A Shares                            0.25%
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                                                               Class C Shares                            0.25%
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Value Fund                                                     Class A Shares                            0.25%
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                                                               Class C Shares                            0.25%
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Growth Fund                                                    Class A Shares                            0.25%
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                                                               Class C Shares                            0.25%
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Burkenroad Fund                                                Class A Shares                            0.25%
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                                                               Class D Shares                            0.25%
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Diversified International Fund                                 Class A Shares                            0.25%
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                                                               Class C Shares                            0.25%
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Quantitative Long/Short Fund                                   Class A Shares                            0.25%
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                                                               Class C Shares                            0.25%
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